UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2018

FNCB Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                              Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

       On April 6, 2018, FNCB Bank, the wholly-owned subsidiary of FNCB Bancorp, Inc., entered into a Purchase Contract with Branch Banking and Trust Company (“Seller”) to purchase real property, improvements and fixtures located at 196 North Main Street, Shavertown, Luzerne County, Pennsylvania. Pursuant to the Purchase Contract, the purchase price is $750 thousand. FNCB Bank has paid $50 thousand in earnest money, which will be applied to reduce the amount of the purchase price payable by FNCB Bank to the Seller at closing. According to the Purchase Contract, the closing will take place on or before the later of: (1) June 14, 2018, or (2) the date that is fourteen (14) days after the date that the Seller’s branch banking operations at said location closes.

The Purchase Contract contains representations, warranties and covenants that are customary of real estate purchase and sales agreements. Additionally, the Purchase Contract contains a deed restriction under which FNCB Bank has agreed to not operate, sell, lease or allow the operation, sale or lease of the property for a banking use for a period of six (6) months from the recording of the deed. After the deed restriction period ends, FNCB Bank plans to relocate its branch located at 1919 Memorial Highway, Shavertown, Pennsylvania, to this new location.

On April 10, 2018 FNCB Bank filed with the Federal Deposit Insurance Corporation a letter application requesting to relocate its branch located at 1919 Memorial Highway, Shavertown, Pennsylvania to the new location. On April 11, 2018, FNCB Bank filed an Application for a Letter of Authority with the Pennsylvania Department of Banking and Securities to relocate its branch located at 1919 Memorial Highway, Shavertown, Pennsylvania to the new location.

A copy of the Purchase Contract, including deed restriction, is attached hereto as Exhibit 10.1 and are incorporated by reference herein. The foregoing description of the Purchase Contract is qualified in its entirety by reference to Exhibit 10.1

Item 9.01	Financial Statements and Exhibits

Exhibits:

10.1     Real Estate Purchase Contract dated as of April 6, 2018, by and between Branch Banking and Trust Company and FNCB Bank

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNCB BANCORP, INC.

	By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer

Dated: April 11, 2018